Divestitures	12 Months Ended
Dec. 31, 2018
Gains Losses On Disposals Of Noncurrent Assets [Abstract]
Divestitures

8. DIVESTITURES

On September 6, 2018, the Company completed the sale of Cenovus Pipestone Partnership (“CPP”), a wholly-owned subsidiary, for cash proceeds of $625 million, before closing adjustments. CPP held the Company’s Pipestone and Wembley natural gas and liquids business in northwestern Alberta and included the Company’s 39 percent operated working interest in the Wembley gas plant. A before-tax loss of $797 million was recorded on the sale (after-tax – $557 million).

In 2016, the Company completed the sale of land to an unrelated third party for cash proceeds of $8 million, resulting in a loss of $5 million. The Company also sold equipment at a loss of $1 million. These assets, related liabilities and results of operations were reported in the Conventional segment.

For additional divestitures related to discontinued operations see Note 11.